UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

October 1, 2008/September 30, 2008
(Date of Report/Date of Earliest Event Reported)

GRANAHAN MCCOURT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33075	02-0781911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

179 Stony Brook Road
Hopewell, NJ  08525

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (609) 333-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On September 30, 2008 Granahan McCourt Acquisition Corporation (the “Company”) issued a press release announcing that its board of directors has set a meeting date of October 21, 2008 for a special meeting of stockholders to consider and vote upon the Company’s proposed merger with Pro Brand International, Inc. The meeting will be held at 10:00 a.m. Eastern Time on October 21, 2008 at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022.  Stockholders as of the close of business on October 3, 2008, will be entitled to vote at the special meeting and will receive proxy materials shortly.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

The following Exhibits are attached as part of this report:

99.1  Press Release of Granahan McCourt Acquisition Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Granahan McCourt Acquisition Corporation (Registrant)

Date: October 1, 2008	By:

/s/ David C. McCourt
David C. McCourt
President, Chief Executive Officer and
Chairman of the Board

Exhibit 99.1

For Immediate Release

Granahan McCourt Acquisition Corporation Sets Date for Special Meeting of Stockholders Relating to the Proposed Merger with Pro Brand International, Inc.

New York, NY, September 30, 2008– Granahan McCourt Acquisition Corp. (AMEX: GHN, GHN.U, GHN.WS) (“Granahan McCourt” or “GMAC”) today announced that its special meeting of stockholders will be held on October 21, 2008 at 10:00 am Eastern Time at the offices of Debevoise & Plimpton LLP, at 919 Third Avenue New York, NY 10022.  Stockholders of record of Granahan McCourt as of October 3, 2008 (the “Record Date”) will receive notice of and voting materials relating to this special meeting.

At the special meeting, stockholders of Granahan McCourt will be asked to vote on the following eight proposals: (1) to approve the merger agreement and the transactions contemplated by the merger agreement, including the issuance of shares as merger consideration and as earnout payments; (2) to approve a series of four proposals to adopt the Fifth Amended and Restated Certificate of Incorporation of GMAC, including (a) changing the name of GMAC to Pro Brand International Group, Inc., (b) increasing the authorized shares of common stock, (c) removing Article Fifth and Article Eleventh and certain provisions of Article Third that were put in place as a result of GMAC being a blank check company and to remove certain provisions of Article Fourth relating to a reverse stock split that occurred in connection with GMAC’s initial public offering, and (d) amending Article Sixth to clarify when the terms of directors expire; (3) to approve the Pro Brand International Group 2008 Omnibus Incentive Plan for non-employee directors, officers, other key employees and consultants; (4) the election of eight directors to serve in three separate classes until their successors are duly elected and qualified; and (5) to authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, the adoption of the merger proposal, any of the amendment proposals or the 2008 Plan proposal.

About Granahan McCourt Acquisition Corporation

Granahan McCourt Acquisition Corporation is a blank check company organized on July 10, 2006 for the purpose of acquiring one or more assets or operating businesses in the telecommunications and media industries through a merger, capital stock exchange, asset or stock acquisition or other similar business combination.  Granahan McCourt Acquisition Corporation does not have significant operations.

Investor Relations Contact:

Erach Desai

Integrated Corporate Relations

617-956-6732

Additional Information and Where to Find It

Granahan McCourt has filed a Registration Statement on Form S-4 (File No. 333-150848), as amended (the “Registration Statement”), including a combined proxy statement/prospectus, with the SEC in connection with the merger and will mail a definitive proxy statement to the stockholders of Granahan McCourt as of the Record Date containing information about the proposed merger. Granahan McCourt’s stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the merger with PBI. Granahan McCourt’s stockholders will be able to obtain a free copy of such filings at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to Granahan McCourt, 179 Stony Brook Road, Hopewell, NJ 08525.

Granahan McCourt and its officers and directors may be deemed to have participated in the solicitation of proxies from Granahan McCourt’s stockholders in favor of the approval of the merger. Information concerning Granahan McCourt’s directors and executive officers is set forth in the publicly filed documents of Granahan McCourt. Stockholders may obtain more detailed information regarding the direct and indirect interests of Granahan McCourt and its directors and executive officers in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other Securities and Exchange Commission filings, including the Registration Statement and Form 10-K for the period ended December 31, 2007.  These risks and uncertainties also include risks and uncertainties regarding PBI, including, among other things, changes in demand for PBI’s products, PBI’s dependence on significant customers, the lack of long-term contracts governing PBI’s customer and supplier relationships, PBI’s ability to retain its management and key personnel, PBI’s ability to adequately protect its intellectual property and its technologies, competition in PBI’s markets, competitive pricing and continued pricing pressures in the DBS market, supplier constraints, the introduction of new products and services by competitors, the ability of PBI to manage costs and maintain production volumes, conditions in PBI’s industry and economic conditions generally, PBI’s ability to develop and market new technologies in a competitively advantageous manner, and PBI’s success at integrating acquired businesses.